                                                                    Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT

     This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 14, 2000 is made by and among AKSYS, LTD., a Delaware corporation, with headquarters located at Two Marriott Drive, Lincolnshire, IL 60069 (the "Company"), and the investors named on the signature pages hereto, together with their permitted transferees (the "Investors").

                                   RECITALS:

     A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

     B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase shares of the Company's Common Stock, for an aggregate purchase price of $7,437,504.50. The purchase price per share of the Common Stock is $7.75.

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder.

     D. The capitalized terms used herein and not otherwise defined have the meanings given them in Article 9 hereof.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                   ARTICLE 1
                        PURCHASE AND SALE OF SECURITIES


     1.1  Purchase and Sale of Securities.  At the Closing, subject to the
          -------------------------------
terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles 6 and 7 hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, the number of Securities set forth beneath such Investor's name on the signature pages hereof.

     1.2  Payment.  Each Investor will pay the purchase price for the
          -------
number of Securities set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and the Company will deliver to each Investor certificates representing the Securities so purchased by such Investor and the Company will deliver such certificates against delivery of the purchase price as described above.

     1.3  Closing Date.  Subject to the satisfaction or waiver of the
          ------------
conditions set forth in Articles 6 and 7 hereof, the Closing will take place at 10:00 a.m. Central Time on August 16, 2000, or at another date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of the Company or at such other place as the parties agree.

                                   ARTICLE 2
                   INVESTOR'S REPRESENTATIONS AND WARRANTIES


     Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

     2.1  Investment Purpose.  The Investor is purchasing the Securities
          ------------------
for its own account and not with a present view toward the public sale or distribution thereof; provided, however, that by making the representation herein, the Investor reserves the right to dispose of the Securities in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

     2.2  Accredited Investor Status.  The Investor is an "accredited
          --------------------------
investor" as defined in Rule 501(a) of Regulation D. The Investor has delivered an Investor Questionnaire in the form of Exhibit A to the Company and to U.S.
                                         ---------
Bancorp Piper Jaffray Inc., certifying that the Investor is such an accredited investor.

     2.3  Reliance on Exemptions.  The Investor understands that the Securities
          ----------------------
are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

     2.4  Information.  The Investor and its advisors, if any, have been
          -----------
furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives, nor the foregoing acknowledgment, modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Article 3 below.

     2.5  Governmental Review.  The Investor understands that no United
          -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6  Transfer or Resale.  The Investor understands that:
          ------------------

          (a) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144 or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

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

          (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including volume limitations and manner of sale restrictions, if applicable) and, if Rule 144 is not applicable, the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) under the Securities Act or the rules and regulations of the SEC thereunder; and

          (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     2.7  Legends.  The Investor understands that until (a) the Securities
          -------
may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities have been effected under the Securities Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article 5 hereof.

     2.8  Authorization; Enforcement.  This Agreement and the Registration
          --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against Investor in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investor in the Registration Rights Agreement may be legally unenforceable.

     2.9  Residency.  If domiciled in the United States, the Investor is a
          ---------
resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

     2.10 Acknowledgments Regarding Placement Agent.  Investor
          -----------------------------------------
acknowledges that U.S. Bancorp Piper Jaffray Inc. is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Investor further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material provided to Investor in connection with the transactions contemplated hereby. Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. Investor further

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acknowledges that the provisions of this Section 2.10 are also for the benefit of, and may also be enforced by, the Placement Agent.

     2.11 No Public Offering.  Investor has not received any information
          ------------------
relating to the Securities by means of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to a meeting or seminar whose attendees were invited by general solicitation or advertising.

     2.12 No Conflicts; No Violation.
          --------------------------

          (a) To the Investor's knowledge, the execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor.

          (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement.


                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY



     The Company represents and warrants to the Investors that:

     3.1  Organization and Qualification.  The Company is duly incorporated,
          ------------------------------
validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted and no proceeding has been instituted in any such jurisdiction revoking or limiting or seeking to revoke or limit, such power and authority. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking or limiting or seeking to revoke or limit, such qualification.

     3.2  Authorization; Enforcement.  (a) The Company has all requisite
          --------------------------
corporate power and authority to enter into and to perform its obligations under this Agreement and the Registration Rights Agreement, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required; (c) this Agreement and the Registration Rights Agreement have been duly executed by the Company; (d) each of this Agreement and the Registration Rights Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in the Registration Rights Agreement may be legally unenforceable; and (e) that certain Consent Agreement, dated as of August 14, 2000, by and

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

amond the Company and the other signatories thereto, has been executed by holders of a majority of the Investor Registrable Securities.

     3.3  Capitalization.  As of the date hereof, the authorized capital
          --------------
stock of the Company consists of (a) 50,000,000 shares of Common Stock, par value $.01 per share, of which 17,155,752 shares are issued and outstanding and 1,784,968 shares are reserved for issuance under the Company's stock option plans; (b) 1,000,000 shares of preferred stock, par value $.01 per share, 50,000 of which have been designated Junior Participating Preferred Stock, Series A, none of which are issued and outstanding. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3.3 and except for the transactions contemplated hereby,
(i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is or will be obligated to register the sale of any of its securities under the Securities Act; (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities; and (iv) there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock. The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof, the Company's By-laws as in effect on the date hereof and the terms of all securities (other than employee stock options) convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

     3.4  Issuance of Securities.  The Securities are duly authorized and,
          ----------------------
upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, and will not be subject to any preemptive right, co-sale right, registration right (other than the registration rights set forth in the Registration Rights Agreement), right of first refusal or other similar right.

     3.5  No Conflicts; No Violation.
          --------------------------

          (a) The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, (iii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, or
(iv) result in a violation of any law, statute, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), applicable to the Company or by which

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

any property or asset of the Company is bound or affected (except in the case of clauses (i) (ii) and (iv) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

          (b) The Company is not in violation of its Certificate of Incorporation or By-laws and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (c) The Company is not conducting its business in violation of any law, statute, ordinance or regulation of any governmental entity, except where the failure to so comply would, individually or in the aggregate, have a Material Adverse Effect, nor is it in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably likely to have a Material Adverse Effect.

          (d) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or to issue and sell the Securities in accordance with the terms hereof. Except as set forth in Schedule 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of Nasdaq.

     3.6  SEC Documents, Financial Statements.  Since December 31, 1998,
          -----------------------------------
the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and the related notes included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than

                                       6
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(A) liabilities incurred in the ordinary course of business subsequent to
December 31, 1999, and (B) liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements or
(C) other liabilities which would not, individually or in the aggregate, have Material Adverse Effect.

     3.7  Absence of Certain Changes.  Since March 31, 2000 there has been
          --------------------------
no material adverse change in the assets, liabilities, business, properties, operations, financial condition or prospects, or results of operations of the Company, taken as a whole.

     3.8  Absence of Litigation.  There is no action, suit, claim,
          ---------------------
proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

     3.9  Intellectual Property Rights.
          ----------------------------

     (a) To the Company's Knowledge, the Company owns or possesses the licenses or rights to use all material patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"), other than Intellectual Property generally available on commercial terms from other sources.

     (b) All licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect, except as such would not have a Material Adverse Effect.

     (c) The Company has taken reasonable steps to establish and preserve its ownership of all material copyright, trade secret and other proprietary rights with respect to its products and technology.

     (d) To the Company's Knowledge (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person, (ii) the Company is not making unauthorized use of any confidential information or trade secrets of any person, and (iii) none of its employees are a party to any third-party agreement (other than agreements entered into in the ordinary course of business) that materially restricts any such employee's engagement in the Company's business.

     (e) No proceedings have been instituted or are pending or, to the Company's Knowledge, are threatened, which challenge the rights of the Company in respect to any material item of Intellectual Property. To the Company's Knowledge, the Company has the right to use, free and clear of material claims or rights of other persons (other than claims or rights under the Company's existing license agreements), all of its customer lists, designs, computer software, systems, date compilations, and other information that are required for its products or its business as presently conducted.

     3.10 Tax Status.  The Company has made or filed all federal, state and
          ----------
foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the

Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

     3.11 Environmental Laws.  The Company (i) is in compliance with all
          ------------------
applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and
(iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

     3.12 No Integrated Offering.  Neither the Company, nor any of its
          ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the issuance of the Securities to the Investors.

     3.13 No Brokers.  The Company has taken no action which would give rise to
          ----------
any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with U.S. Bancorp Piper Jaffray Inc., whose commissions and fees will be paid for by the Company.

     3.14 Insurance.  The Company is insured by insurers of recognized
          ---------
financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged.

     3.15 Employment Matters.  The Company is in compliance with all federal,
          ------------------
state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect.

     3.16 Investment Company Status.  The Company is not and upon consummation
          -------------------------
of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                   ARTICLE 4
                                   COVENANTS

     4.1  Best Efforts.  Each party will use its best efforts to satisfy in
          ------------
a timely fashion each of the conditions to be satisfied by it under Articles 6 and 7 of this Agreement.

     4.2  Form D; Blue Sky Laws.  The Company will file a Notice of Sale of
          ---------------------
Securities on Form D with respect to the Securities, if required under Regulation D, and to provide a copy thereof to each Investor promptly after such filing. The Company will take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The

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

Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within 10 business days after the Closing Date.

     4.3  Reporting Status; Eligibility to Use Form S-3.  The Company's
          ---------------------------------------------
Common Stock is registered under Section 12 of the Exchange Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities as defined in the Registration Rights Agreement.

     4.4  Expenses.  The Company and each Investor is liable for, and will
          --------
pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

     4.5  Financial Information.  The financial statements of the Company will
          ---------------------
be prepared in accordance with United States generally accepted accounting principles, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     4.6  Listing.  The Company will use its best efforts to obtain and, so
          -------
long as any Investor owns any of the Securities, maintain the listing and trading of its Common Stock (including the Securities) on Nasdaq, the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges, as applicable. Until an Investor transfers, assigns or sells all of the Securities owned by it, the Company will promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Securities for listing on Nasdaq or other principal exchange or quotation system on which the Securities are listed.

     4.7  Compliance with Law.  As long as an Investor owns any of the
          -------------------
Securities, the Company will use commercially reasonable efforts to conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations.

     4.8  No Integration.  The Company will not make any offers or sales of
          --------------
any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

     4.9  Sales by Investors.  Each Investor will sell any Securities sold
          ------------------
by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

     4.10  Investor Questionnaire.  Each Investor will execute a questionnaire
           ----------------------
prepared by the Company, certifying the information required to be included in any registration statement filed in satisfaction of the Company's obligations under the Registration Rights Agreement.

                                   ARTICLE 5
                TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS


     5.1   Issuance of Certificates.  The Company will instruct its transfer
           ------------------------
agent to issue certificates, registered in the name of each Investor or its nominee, for the Securities. All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article
5. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit B hereto. The Company will not
                                     ---------
give to its transfer agent any instruction with respect to the Securities other than as described in this Article 5 and stop transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Securities under the Securities Act). Nothing in this Section will affect in any way the Investors' obligations and agreement set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities.

     5.2   Unrestricted Securities.  If, unless otherwise required by
           -----------------------
applicable state securities laws, (a) the Securities represented by a certificate have been sold under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the timing or manner of such sale or transfer or (c) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Securities, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article 5 with respect to the removal of restrictive legends.

     5.3  Enforcement of Provision.  The Company acknowledges that a breach
          ------------------------
by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE 6
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company to issue and sell the Securities to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     6.1 The Investor will have executed this Agreement and the Registration Rights Agreement and the Accredited Investor Questionnaire and will have delivered those agreements and questionnaire to the Company.

     6.2 The Investor will have delivered the purchase price for the Securities to the Company in accordance with this Agreement.

     6.3 The representations and warranties of the Investor must be true and correct as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

     6.4 No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                   ARTICLE 7
              CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE


     The obligation of each Investor hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by such Investor at any time in its sole discretion:

     7.1 The Company will have executed this Agreement and the Registration Rights Agreement and will have delivered those Agreements to the Investor.

     7.2 The Company will have delivered to the Investors duly executed certificates, against payment therefor, representing the Securities in the amounts specified in Section 1.1 hereof.

     7.3 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing. The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters in contained in this Section 7.3 and as to such other matters as may be reasonably requested by such Investor, including, but not limited to, the Company's Certificate of Incorporation, By-laws, Board of Directors' resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

     7.4 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.5 Trading and listing of the Common Stock on Nasdaq must not have been suspended by the SEC or Nasdaq.

     7.6 The Investors will have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investors and in substantially the form attached hereto as Exhibit C.
---------

     7.7 The Irrevocable Transfer Agent Instructions, in substantially the form attached hereto as Exhibit B will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                                    ARTICLE 8
                                INDEMNIFICATION

     In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the Registration Rights Agreement, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities to whom rights are assigned under Section 10.7 of this Agreement and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein, in the Registration Rights Agreement, or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein, in the Registration Rights Agreement, or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement or the Registration Rights Agreement by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Notwithstanding the foregoing the indemnification agreement contained in this Article 8 does not apply to amounts paid in settlement of Indemnified Liabilities if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. The Company may participate in, and assume and control, the defense of any claim with counsel mutually satisfactory to the Company and the Indemnities. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnitee and the indemnifying party is inappropriate due to actual or potential conflicts of interest between the Indemnitee and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnitee, and any such Indemnitee reasonably determines that there may be legal defenses available to such Indemnitee that are different from or in addition to those available to the indemnifying party, then the Indemnitee is entitled to assume such defense and may retain its own counsel, with the reasonable, out-of-pocket fees and expenses to be paid by the indemnifying party. The Company will pay for only one separate legal counsel for the Indemnitees collectively, and such legal counsel will be selected by the Indemnitees holding a majority in interest of the Securities held by all Indemnitees.

     The indemnification provisions set forth above shall not be available to any Indemnitee to the extent (i) that such Indemnitee is in material breach of any provision of this Agreement or the Registration Rights Agreement or (ii) the Indemnified Liabilities are covered under the indemnification provisions set forth in Article 6 of the Registration Rights Agreement, in which case the Registration Agreement shall control the terms of any indemnification obligation of the Company relating to such Indemnified Liabilities.

                                   ARTICLE 9
                                  DEFINITIONS

     9.1 "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

     9.2   "Closing Date" has the meaning set forth in Section 1.3.

     9.3 "Common Stock" means the common stock, par value $0.01 per share, of the Company.

     9.4   "Company" means Aksys, Ltd.

     9.5   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     9.6   "Indemnified Liabilities" has the meaning set forth in Article 8.

     9.7   "Indemnitees" has the meaning set forth in Article 8.

     9.8   "Intellectual Property" has the meaning set forth in Section 3.9.

     9.9 "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

     9.10 "Investor Registrable Securities" has the meaning set forth in that certain Registration Agreement, dated as of April 2, 1993, by and among the Company and the other signatories thereto, as amended.

     9.11 "Knowledge" means the actual knowledge without independent investigation.

     9.12 "Material Adverse Effect" means a material adverse effect on (a) the assets, liabilities, financial condition or prospects or results of operation of the Company's business, taken as a whole or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

     9.13  "Nasdaq" means the Nasdaq National Market System.

     9.14  "Placement Agent" has the meaning set forth in Section 2.10.

     9.15 "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement by and among the parties to this Agreement, in the form attached hereto as Exhibit D.
                                               ---------

     9.16 "Regulation D" means Regulation D as promulgated under by the SEC under the Securities Act.

     9.17 "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

     9.18  "SEC" means the United States Securities and Exchange Commission.

     9.19  "SEC Documents" has the meaning set forth in Section 3.6.

     9.20  "Securities" means the Common Stock sold pursuant to this Agreement.

     9.21 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

                                   ARTICLE 10
                          GOVERNING LAW; MISCELLANEOUS

     10.1  Governing Law; Jurisdiction.  This Agreement will be governed by
           ---------------------------
and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     10.2  Counterparts; Signatures by Facsimile.  This Agreement may be
           -------------------------------------
executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     10.3  Headings.  The headings of this Agreement are for convenience of
           --------
reference only, are not part of this Agreement and do not affect its interpretation.

     10.4  Severability.  If any provision of this Agreement is invalid or
           ------------
unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     10.5  Entire Agreement; Amendments.  This Agreement and the
           ----------------------------
Registration Rights Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     10.6  Notices.  Any notices required or permitted to be given under
           -------
the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

     If to the Company:            Aksys, Ltd.
                                   Two Marriott Drive
                                   Lincolnshire, IL 60069

                                   Attention: President
                                   (847) 229-2080

     With a copy to:               Kirkland & Ellis
                                   200 East Randolph Drive
                                   Chicago, IL 60601
                                   Attention: Keith S. Crow
                                   (312) 861-2200

     If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

     Each party will provide written notice to the other parties of any change in its address.

     10.7  Successors and Assigns.  This Agreement is binding upon and inures to
           ----------------------
the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such transferee pursuant to the terms of this Agreement. Notwithstanding the foregoing, any transferee who purchases the Securities in a public sale shall not have any rights under this Agreement.

     10.8  Third Party Beneficiaries.  This Agreement is intended for the
           -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     10.9  Survival.  The representations and warranties of the Company and the
           --------
agreements and covenants set forth herein will survive for two (2) years following the Closing hereunder. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

     10.10 Further Assurances.  Each party will do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.11 No Strict Construction.  The language used in this Agreement is
           ----------------------
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     10.12 Equitable Relief.  The Company recognizes that, if it fails to
           ----------------
perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                                   *********

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                            COMPANY:

                            AKSYS, LTD.


                            /s/ Steven A. Bourne
                            --------------------
                            Controller and Acting Chief Financial Officer


                            /s/ Robert Fleming Inc.
                            -----------------------


                            /s/ Safeco Common Stock Trust
                            -----------------------------


                            /s/ Safeco Resource Series Trust
                            --------------------------------


                            /s/ Western United Life Assurance Co.
                            -------------------------------------